SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                EROX CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

----------------------------------------------------------------------------

                                EROX CORPORATION

                    Notice of Annual Meeting of Shareholders
                             to be held May 15, 1997


To the Shareholders of EROX Corporation:

         The annual meeting of shareholders (the "Annual Meeting") of EROX Corporation (the "Company") will be held at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California, on May 15, 1997, at 10:00 a.m. local time, for the following purposes:

                  (1) To elect six Directors to hold office until the next Annual Meeting; and

                  (2) To act upon such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on April 14, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.


                                   BY THE ORDER OF THE BOARD OF DIRECTORS,


                                   Julian N. Stern, Secretary


Fremont, California
April 16, 1997

********************************************************************************
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
---*****************************************************************************

                                EROX CORPORATION
                               4034 Clipper Court
                            Fremont, California 94538
                            Telephone: (510) 226-6874


                                 PROXY STATEMENT


INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of EROX Corporation, a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on May 15, 1997, at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California.

Record Date And Shares Outstanding

         Only shareholders of record at the close of business on April 14, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 10,238,238 shares of Common Stock. Holders of a majority of the outstanding shares of Common Stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability Of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting And Solicitation

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of shares held by such shareholder and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than five candidates and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the five candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected Directors.

         On all other matters, each share is entitled to one vote on each proposal that comes before the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.

PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 14, 1997; (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) by each of the Company's executive officers named in the Summary Compensation Table; (iii) by each of the Company's directors; and (iv) by all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

   DIRECTORS, NOMINEES,                            SHARES          PERCENT
OFFICERS AND 5% STOCKHOLDERS                    BENEFICIALLY         OF
----------------------------                       OWNED(1)         CLASS
                                                  ---------        -------
William P. Horgan (2)                             234,656           2.2%

Michael V. Stern (3)                              260,968           2.4%

Bernard I. Grosser, MD(4)                         127,500           1.2%

Helen C. Leong(5)                                 168,808           1.6%

Robert Marx(6)                                    109,558           1.0%

Maxine C. Harmatta(7)                              51,770            .5%

All Officers and Directors(8)                     953,260           8.9%
as a group (6 persons)

David L. Berliner, MD                             587,500           5.5%
535 Middlefield Road, Suite 240
Menlo Park, CA 94025

MK Global Ventures(9)                             704,667           6.6%
2471 East Bayshore Road
Palo Alto, CA 94303

(1) The number of shares of Common Stock set forth in the table includes shares issuable pursuant to stock options which may be exercised within 60 days after April 14, 1997. Calculation of the percent ownership takes into account those shares which may be issued on exercise of options held by the named shareholder or group only.

(2)  Includes 231,456 shares issuable on exercise of outstanding options.

(3)  Includes 63,628 shares issuable on exercise of outstanding options.

(4)  Includes 55,000 shares issuable on exercise of outstanding options.

(5)  Includes 55,000 shares issuable on exercise of outstanding options.

(6)  Includes 45,000 shares issuable on exercise of outstanding options.

(7)  Consists of 51,770 shares issuable on exercise of outstanding options.

(8)  Includes 501,854 shares issuable on exercise of outstanding options.

(9) Includes 38,000 shares held in the name of a general partner of the partnership.

PROPOSAL 1 - ELECTION OF DIRECTORS

         Each of the five directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:

                                                               POSITIONS
          NAME                        AGE                   WITH THE COMPANY
          ----                        ---                   ----------------
    William P. Horgan                 49          Chairman   of   the  Board  of
                                                  Directors,   Chief   Executive
                                                  Officer and Director
    Michael V. Stern                  38          President and Director
    Bernard I. Grosser, MD            67          Director
    Helen C. Leong                    69          Director
    Robert Marx                       66          Director

William P. Horgan was appointed to the newly created post of Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company, and from January 1990 to May 1992, was employed by E.S. Jacobs and Company as Senior Vice President of Worlds of Wonder, Inc. From March 1988 to January 1990, he was Chief Financial Officer of Advanced Polymer Systems, Inc., a manufacturer and supplier of polymer based delivery systems for the ethical dermatology, OTC skin care and personal care markets. Prior thereto, he held various executive and management positions with CooperVision, Inc. and several affiliated companies, including President of its Revo, Inc. subsidiary.

Michael V. Stern was named President in November 1996. He had served as a Director since March 1993, and was appointed Vice President Sales and Marketing in February 1994. Prior to that, from February 1993 until February 1994 he was Director of Marketing and Sales for Mc Guire Company, a division of Kohler Company. He also served as a management consultant for Carter, Hawley, Hale, a department store operation, from May 1992 until February 1993. From prior to 1989 until May 1992, Mr. Stern held various management positions with R.H. Macy in its California Division.

Bernard I. Grosser, MD has served as a Director since March 1992. He is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. He has conducted extensive research related to hormonal target areas of the brain.

Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-CEO of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active life styles from 1979 until the sale of the company in 1996. He is a member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association.

Board Compensation

Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Board of Directors has adopted, and the Company's shareholders approved at the 1994 annual meeting of shareholders, a Nonemployee Directors' Stock Option Plan. Under this Plan, a total of 275,000 shares are reserved for issuance, and non-employee directors are entitled to receive a mandatory initial option grant of 25,000 shares and mandatory annual option grants of 10,000 shares.

Board Meetings and Committees of the Board

         The Board of Directors met six times in 1996. Each director participated in all of the meetings of the Board. The Board has a Compensation and Stock Options Committee, whose members are Mrs. Leong, and Dr. Grosser, and an Audit Committee, whose members are Mrs. Leong, Dr. Grosser, and Mr. Marx. The function of the Compensation and Stock Options Committee is to propose and review the compensation policies of the Company and to administer the Company's Stock Option Plan. The Compensation and Stock Option Committee met four times in 1996, with all director members in attendance at each meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls. The Audit Committee met two times in 1996, with all members in attendance at each meeting.

Executive Compensation

         The following  table sets forth the total  compensation  for 1996, 1995 and 1994 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 1996 exceeded $100,000.
                                    Summary Compensation Table
                                   ----------------------------                Long-Term
                                                                             Compensation
                                                   Annual Compensation           Award
Name and                                          -------------------    Securities Underlying
Principal Position                  Year         Salary           Bonus       Options (#)
------------------                  ----         ------           -----       -----------
William P. Horgan                   1996        $185,000         $55,600         100,000
Chairman of the Board and           1995        $156,000         $10,000         100,000
Chief Executive Officer(1)          1994        $156,000            -            200,000

Michael P. Stern                    1996        $134,000         $40,200         150,000
President(2))                       1995        $120,000         $ 7,000          25,000
                                    1994        $106,818            -             50,000

Maxine C. Harmatta                  1996        $110,000         $31,850         125,000
Vice President(3)                   1995        $100,000         $ 5,300          15,000
                                    1994        $ 81,818            -             35,000


(1) Mr. Horgan joined the Company as President and Chief Executive Officer in January 1994.
(2) Mr. Stern joined the Company as Vice President, Marketing and Sales in February 1994.
(3)  Ms.  Harmatta  joined the Company as Vice  President,  Controller  in March
     1994.

         The following table sets forth information with respect to options granted in 1996 to the executive officers named in the Summary Compensation
Table.

                        Option Grants in Last Fiscal Year
                        ---------------------------------
                            Number                                                  Potential Realizable
                              of            % of                                      Value at Assumed
                           Securities       Total                                      Annual Rates of
                             Under-        Options                                       Stock Price
                             lying         Granted                                     Appreciation for
                            Options       Employees     Exercise                         Option Term
                            Granted       in Fiscal      Price     Expiration
Name                        (#) (1)         Year        $/Share       Date        5%($)(2)         10%($)(2)
----                        -------         ----        -------       ----        --------         ---------
William P. Horgan            50,000          10%         $5.87      09/10/02      $82,557          $187,054
                             50,000          10%         $4.84      11/11/02      $96,752          $223,496

Michael V. Stern             50,000          10%         $2.94      01/08/02      $49,993          $113,419
                             50,000          10%         $5.87      09/10/02      $82,557          $187,054
                             50,000          10%         $4.84      11/11/02      $96,752          $223,496

Maxine C. Harmatta           25,000           5%         $2.94      01/08/02      $24,996           $56,709
                             50,000          10%         $5.87      09/10/02      $82,557          $187,054
                             50,000          10%         $4.84      11/11/02      $96,752          $223,496

                                       5


  (1) The options, granted under the Company's 1990 Stock Option Plan with terms of 6 years, vest on an individual grant basis. The majority of options vest on an annual basis over a period not exceeding four years. Certain grants vest over a three year period. Payments by the optionee on exercise (including any taxes the Company is required to withhold) may be made in cash or, in accordance with the provisions of the Plan, by delivery of shares of Common Stock. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

  (2) The 5% and 10% rates of appreciation were set by the SEC and are not intended to forecast future appreciation, if any, of the Company's Common Stock. if Erox Corporation's common stock does not increase in value, then the option grants described in the table will be valueless.

    Aggregated Option Exercises in Last Fiscal Year and FY End Option Values

                                                                  Number Of               Value Of
                                                              Securities Under-        In the Money
                                                              Lying Unexercised         Options at
                               Shares                         Options at FY End       Fiscal Year End
                             Acquired         Value            (#)Exercisable/        ($)Exercisable/
Name                       on Exercise #    Realized $          Unexercisable          Unexercisable
----                       -------------    ----------          -------------          -------------
William P. Horgan             30,000         $189,700         216,873/153,127        $482,091/$109,283

Michael V. Stern              17,100         $110,275          41,057/166,843          $82,536/$85,033

Maxine C. Harmatta             -0-             -0-             38,644/136,356          $75,352/$48,806

         EROX did not make any awards during 1996 to any of the executive officers named on the Summary Compensation Table under any long-term incentive plan providing for compensation intended to serve as an incentive for performance to occur over a period of longer than one fiscal year, excluding stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the fragrance and cosmetic field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

         EROX and Pherin are parties to an agreement, pursuant to which Pherin will supply EROX with its reasonable requirements of human pheromones and to make available to EROX the basic manufacturing technology. Under the agreement, payments to Pherin in 1996 totaled $270,000. After January 31, 1996, rather than supply human pheromones to EROX, Pherin may instead elect to provide to the Company all manufacturing technology in its possession that it has not previously supplied to EROX. On February 29, 1996, the Company signed an amendment renewing the agreement. The terms remain substantially the same as the original agreement with payments to Pherin increasing to $23,000 per month and the agreement extending to March 1, 1998. Under this amendment, the Company has the ability to cancel the agreement with 60 days prior notice.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1996.

OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares presented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

         Under the rules of the securities and exchange commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual meeting of shareholders to be held in 1998 must submit such proposals so as to be received by the Company at 4034 Clipper Court, Fremont, California 94538, on or before December 31, 1997.

                            BY ORDER OF THE BOARD OF DIRECTORS


                           Julian N. Stern, Secretary

Fremont, California
April 17, 1997


                                    IMPORTANT
         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                                                                      Appendix A

                                     PROXY

                                EROX CORPORATION
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 1997

         The undersigned hereby appoints William P. Horgan and Julian N. Stern, or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of Common Stock of EROX Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Company at 10:00 a.m. local time on May 15, 1997 and at any adjournments or postponements of such meeting as follows:

                  (Continue, and to be signed on reverse side)

A  [X] Please mark
       votes as in
       this example.


                  FOR all nominees              WITHHOLD
                listed (except as              AUTHORITY to
                marked to the contrary    vote for all nominees
                        below).              listed at right

1. To  elect    as
directors, to hold       [ ]                       [ ]
office until their                                       Nominees:  William P. Horgan           2. In    their     discretion    the
successors     are                                                  Michael V. Stern               proxyholders  are  authorized  to
elected, the nominees listed at right.                              Bernard I. Grosser, M.D.       transact such other  business  as
                                                                    Helen C. Leong                 may  properly   come  before  the
To withhold authority to vote for any of the nominees               Robert Marx                    meeting  or any  adjournments  or
listed at right, write the nominee's name on line below                                            postponements of the meeting. The
                                                                                                   Board  of  Directors  at  present
-----------------------------------------------------                                              knows of no other  business to be
                                                                                                   presented  by or on behalf of the
                                                                                                   Company or the Board of Directors
                                                                                                   at the Meeting.

                                                                                The Board of Directors  recommends that you vote FOR
                                                                                each  of  the  above  proposals.  This  proxy,  when
                                                                                properly  executed,  will  be  voted  in the  manner
                                                                                directed above. WHEN NO NO CHOICE IS INDICATED, THIS
                                                                                PROXY  WILL BE VOTED FOR THE ABOVE  PROPOSALS.  This
                                                                                proxy may be revoked by the undersigned at any time,
                                                                                prior to the time it is  voted,  by any of the names
                                                                                described in the accompanying proxy statement.

                                                                                PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN
                                                                                IT PROMPTLY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S) OF SHAREHOLDERS        ____________________________________________________________  DATED  ___________________________
                                    (Please print name(s) exactly as appear(s) on Stock Certificate.

NOTE:  Print name(s), date and sign exactly as name(s) appear(s) on stock certificate.  If shares are held jointly, each shareholder should sign. If signing for estates, trusts, corporations or other entities, title or capacity should be stated.